UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2011

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Princeton, New Jersey 08540
(Address of principal executive office)(Zip Code)

(609) 514-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Rockwood Holdings, Inc. (the “Company”) held on May 6, 2011, the Company’s stockholders (“Stockholders”) voted on the following proposals, the final voting results of which are described below:

(i)   The board of directors of the Company (the “Board of Directors”) nominated the following individuals to stand for election, and each nominee was elected by a plurality of the votes cast by shares entitled to vote at the meeting. Such directors shall serve until the 2014 annual meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Brian F. Carroll	65,744,208	1,069,451	3,336,901
Todd A. Fisher	65,887,832	925,827	3,336,901
Douglas L. Maine	66,109,111	704,548	3,336,901

(ii)   The audit committee of the Board of Directors appointed the accounting firm, Deloitte & Touche LLP, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and submitted such appointment for ratification by the Stockholders. The Stockholders ratified, by a majority of the shares present in person or represented and entitled to vote on the matter, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Number of Votes For	Number of Votes Against	Number of Votes Abstained
70,113,832	23,150	13,513

(iii)    The Board of Directors submitted for the Stockholders’ approval, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers. The Stockholders approved, by a majority of the shares present in person or represented and entitled to vote on the matter, the compensation paid to the Company’s named executive officers.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
65,607,771	925,542	280,346	3,336,901

(iv)    The Board of Directors submitted for the Stockholders’ recommendation, in a non-binding advisory vote, whether a non-binding advisory stockholder vote on the compensation of the Company’s named executive officers should occur every one, two or three years. The Stockholders recommended, by a majority of the shares present in person or represented and entitled to vote on the matter, “three years” with respect to how frequently a non-binding advisory stockholder vote on the compensation paid to the Company’s named executive officers should occur.

Number of Votes For Three Years	Number of Votes for Two Years	Number of Votes for One Year	Number of Votes Abstained	Number of Broker Non-Votes
34,164,465	60,647	32,289,586	299,025	3,336,837

In light of the voting results for this proposal, the Board of Directors determined that a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers will occur every three years until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ Michael W. Valente
		Name:	Michael W. Valente
		Title:	Assistant Secretary

Dated: May 10, 2011